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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                               ----------------


                                   FORM 8-K



                                CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 4, 2003




                              STEEL DYNAMICS, INC.
                              --------------------

             (Exact name of registrant as specified in its charter)



          Indiana                        0-21719                 35-1929476
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
incorporation or organization)                              Identification No.)



         6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804
         ---------------------------------------------------------------

              (Address of principal executive officers) (Zip Code)

      Registrant's telephone number, including area code:  260-459-3553


          (Former name or former address, if changed since last report)
                                 Not Applicable
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ITEM 9.  REGULATION FD DISCLOSURE.

On February 4, 2003, Steel Dynamics, Inc. issued a press release entitled "Steel Dynamics Announces Agreement to Purchase GalvPro Assets." The text of the press release is herewith furnished to the Commission by attachment as
Exhibit 99.1 hereto.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.


                                    STEEL DYNAMICS, INC.



Date:  February 4, 2003             /s/ Tracy L. Shellabarger
                                    -------------------------
                                    By:    Tracy L. Shellabarger
                                    Title: Secretary






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                                INDEX TO EXHIBITS


Exhibit    Description


 99.1 Text of a press release issued February 4, 2003. This document is furnished to the Commission herewith and is not to be deemed filed.






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